UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2022

COLUMBIA CARE INC.

(Exact Name of Registrant as specified in its charter)

British Columbia	000-56248	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Fifth Ave., 24th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 634-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definition Agreement.

Arrangement Agreement

On March 23, 2022, Columbia Care Inc. (“Columbia Care”) entered into an arrangement agreement (the “Arrangement Agreement”) with Cresco Labs Inc. (“Cresco”), pursuant to which, Cresco has agreed, subject to the terms and conditions thereof, to acquire all of the issued and outstanding common shares (“Common Shares”) and proportionate voting shares (“Proportionate Shares” and together with the Common Shares, the “Columbia Care Shares”) of Columbia Care, pursuant to a statutory plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “Arrangement”).

Consideration

Subject to the terms and conditions set forth in the Arrangement Agreement and Plan of Arrangement, holders of Columbia Care Shares will receive 0.5579 of a subordinate voting share of Cresco (each a “Cresco Share”), subject to adjustment as described below (the “Exchange Ratio”), for each Columbia Care Share (on an as converted to Common Share basis) outstanding immediately prior to the effective time of the Arrangement (the “Effective Time”), with the Proportionate Shares treated on an as if converted basis to Common Shares pursuant to their respective terms; provided, the Exchange Ratio is subject to adjustment in the event that Columbia Care is required to issue shares in satisfaction of an earn-out payment for a prior acquisition, with the potential adjustment in proportion to the additional dilution from such potential issuance relative to Columbia Care’s current fully diluted in-the-money outstanding shares. The Arrangement is intended to qualify as a reorganization for U.S. federal income tax purposes.

At the Effective Time, (i) all Columbia Care equity awards granted under Columbia Care’s equity incentive plan or otherwise that are outstanding immediately prior to the Effective Time will be exchanged for replacement equity awards such that, upon exercise (with respect to options) or vesting (with respect to performance share units or restricted share units), as applicable, the holder of such award will be entitled to receive Cresco Shares, with the number of shares underlying such award and, in the case of options, the exercise price of such award adjusted based on the Exchange Ratio; (ii) each of the warrants to acquire Common Shares issued by Columbia Care that are outstanding immediately prior to the Effective Time will be exercisable, in accordance with the terms of such warrants, for the number of Cresco Shares that the holder of such warrants would have been entitled to receive as a result of the transactions contemplated by the Arrangement if, immediately prior to the Effective Date, such holder had been the registered holder of the number of Common Shares to which such holder would have been entitled if such holder had exercised such holder’s warrants immediately prior to the Effective Time; and (iii) each of the convertible notes issued by Columbia Care that are outstanding immediately prior to the Effective Time will be convertible, in accordance with the terms of such convertible notes, into the number of Cresco Shares that the holder of such convertible notes would have been entitled to receive as a result of the transactions contemplated by the Arrangement if, immediately prior to the Effective Date, such holder had been the registered holder of the number of Common Shares to which such holder would have been entitled if such holder had converted such holder’s convertible notes immediately prior to the Effective Time.

Conditions to the Arrangement

The Arrangement is subject to a number of conditions, including the approval by holders of Columbia Care Shares (“Columbia Care Shareholders”) at a special meeting to be held to approve the Arrangement (the “Meeting”). The Arrangement requires the approval of Columbia Care Shareholders holding at least 66 2/3% of the votes cast on the resolution approving the Arrangement by Columbia Care Shareholders voting as a single class present in person or represented by proxy and entitled to vote at the Meeting, and if required by applicable law, approval by Columbia Care Shareholders holding a simple majority of the votes attached to Columbia Care Shares voting as a single class present in person or represented by proxy and entitled to vote at the Meeting, excluding the votes of those persons whose votes are required to be excluded under Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions. It is a condition to closing in favor of Cresco that holders of less than 5% of the outstanding Columbia Care Shares shall have validly exercised dissent rights with respect to the Arrangement that have not been withdrawn as of the effective date of the Arrangement (the “Effective Date”).

In addition, the Arrangement is subject to approval of the Supreme Court of British Columbia (or any other court with appropriate jurisdiction) at a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, the Canadian Securities Exchange and certain regulatory approvals, including, but not limited to, the approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Arrangement is also conditioned upon neither a delisting from the Canadian Securities Exchange having occurred nor a cease trade order having been issued by any governmental entity in respect of the Cresco Shares between the date of the Arrangement Agreement and the Effective Date.

Certain Other Terms of the Arrangement Agreement

The Arrangement Agreement includes customary representations and warranties of Cresco and Columbia Care and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of each party’s business during the interim period between the date of the Arrangement Agreement and the Effective Time.

The Arrangement Agreement provides for customary non-solicitation covenants, subject to the right of the board of directors of Columbia Care (the “Board”) to consider and accept a superior proposal (as defined in the Arrangement Agreement), and the right of Cresco to match any such proposal within five business days. The Arrangement Agreement may be terminated by mutual written consent of the Columbia Care and Cresco and by either party in certain circumstances as more particularly set forth in the Arrangement Agreement. The Arrangement Agreement also provides for the payment by Columbia Care to Cresco of a termination fee in the amount of $65.0 million if the Arrangement Agreement is terminated in certain specified circumstances, including, among other things, in the event (i) of a change in recommendation, whereby the Board’s recommendations or determinations with respect to the Arrangement are modified in a manner adverse to Cresco; (ii) Columbia Care, in accordance with certain procedures set forth in the Arrangement Agreement, accepts, recommends, approves or enters into an agreement to implement a superior proposal (as defined in the Arrangement Agreement); or (iii) the Arrangement Agreement is terminated in certain circumstances, including in the event the resolution approving the Arrangement is not approved by Columbia Care Shareholders, the Arrangement is not consummated on or prior to March 31, 2023 (subject to modification by the parties and extension in certain circumstances), or in the event Columbia Care breaches any representation or warranty or fails to perform any covenant or agreement that causes the closing conditions related to Columbia Care’s representations and warranties and covenants not to be satisfied, and such breach or failure is incapable of being cured on or prior to the March 31, 2023 or is not cured and Cresco is not then in breach of the Arrangement Agreement so as to directly or indirectly cause any closing condition related to Cresco’s representations and warranties and covenants not to be satisfied, and if (x) prior to the date of termination, an acquisition proposal meeting certain requirements has been publicly announced or otherwise communicated to Columbia Care, and (y) within 12 months of the date of such termination, the acquisition proposal transaction is completed or Columbia Care has entered into a definitive agreement with respect to such transaction and such transaction is later consummated or effected (whether or not within such 12 month period).

Voting Support Agreements and Lock-up Agreements

In connection with the Arrangement, certain Columbia Care Shareholders holding an aggregate of approximately 25% of the voting power of the issued and outstanding Columbia Care Shares as of March 23, 2022 have entered into voting support agreements (the “Voting Support Agreements”) with Cresco, pursuant to which they have agreed to, among other things, vote in favor of the Arrangement at the Meeting. The Voting Support Agreements terminate in certain circumstances, including upon the termination of the Arrangement Agreement in accordance with its terms. Under the Arrangement Agreement, Columbia Care has agreed to hold the Meeting as soon as reasonably practicable and, in any event, on or before June 15, 2022 (or such later date as may be agreed to by Columbia Care and Cresco in writing). In addition, pursuant to certain lock-up agreements (the “Lock-up Agreements”), certain Columbia Care Shareholders holding an aggregate of approximately 25% of issued and outstanding Columbia Care Shares (on an as converted to Common Share basis) as of March 23, 2022 agreed to restrict the sale or other transfer of 90% of the Cresco Shares to be received by such Columbia Care Shareholders pursuant to the Arrangement. The Lock-up Agreements provide for the release of the restrictions on the sale or other transfer of such Cresco Shares in four equal installments on the date that is (i) 60 days following the Effective Date; (ii) 120 days following the Effective Date; (iii) 180 days following the Effective Date; and (iv) 240 days following the Effective Date.

The foregoing descriptions of the Arrangement Agreement, Voting Support Agreements and Lock-up Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements which are included as Exhibits 2.1, 10.1 and 10.2 to this report. The Arrangement Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Cresco, or otherwise to modify or supplement any factual disclosure about the parties thereto in their reports filed with the SEC. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of the Arrangement Agreement as of the specific dates therein, were solely for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Arrangement Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to SEC filings. Certain of the exhibits and schedules that are a part of the Arrangement Agreement are not being filed and contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Arrangement Agreement. Therefore, (and because investors are not third-party beneficiaries under the Arrangement Agreement) investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in Columbia Care’s public disclosures.

Additional Information and Where to Find It

In connection with the proposed transaction, Columbia Care will file a management information circular and proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Columbia Care and Cresco Labs will file other relevant materials in connection with the proposed transaction with applicable securities regulatory authorities. Investors and security holders of Columbia Care are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents) when such document becomes available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Columbia Care management information circular and proxy statement will be mailed to Columbia Care shareholders, as well as be accessible on the EDGAR and SEDAR profile of Columbia Care.

Investors and security holders of Columbia Care will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Columbia Care and the proposed transaction, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov) or from Columbia Care by going to Columbia Care’s Investor Relations page on its website at https://ir.col-care.com/.

Participants in the Solicitation

Columbia Care and certain of its respective directors, executive officers and employees may be deemed to be participants in the solicitation of Columbia Care proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Columbia Care shareholders in connection with the proposed transaction will be set forth in the Columbia Care management information circular and proxy statement for the proposed transaction when available. Other information regarding the participants in the Columbia Care proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Columbia Care as described in the preceding paragraph.

Forward Looking Statements

This Form 8-K contains “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to each party’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Cresco Labs and Columbia Care’s expected financial performance, the combined operations and prospects of Cresco Labs and Columbia Care, the current and projected market and growth opportunities for the combined company, and the timing and completion of the transaction, including all the required conditions thereto. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Cresco Labs and Columbia Care’s current projections and expectations about future events and financial trends that they believe might affect their financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by each party in light of the experience and perception of historical trends, current conditions and expected future developments and other factors each party believes are appropriate. Forward looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements to be materially different from future events, results, performance, and achievements expressed or implied by forward looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in Cresco Labs Annual Report on Form 40-F for the year ended December 31, 2020, as amended, filed with the with the United States Securities and Exchange Commission (the “SEC”) on EDGAR, Columbia Care’s Form 10 dated February 15, 2022, filed with the with the SEC on EDGAR and other documents filed by Cresco Labs and Columbia Care with Canadian and U.S. securities regulatory authorities on SEDAR and EDGAR, respectively. Although Cresco Labs and Columbia Care believe that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, Cresco Labs and Columbia Care assume no obligation and disclaim any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

Item 3.03	Material Modification to Rights of Security Holders.

The information under Item 1.01 is incorporated herein by reference to the extent responsive to Item 3.03. Under the Arrangement Agreement, Columbia Care’s ability to pay dividends prior to the closing of the Arrangement is restricted.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Arrangement Agreement, dated March 23, 2022, between Cresco Labs Inc. and Columbia Care Inc.

10.1	Form of Voting Support Agreement.

10.2	Form of Lock-Up Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA CARE INC.

By:	/s/ Nicholas Vita
Name:	Nicholas Vita
Title:	Chief Executive Officer

Date: March 29, 2022